                                                                EXHIBIT 10.16(b)

THIS FORM AS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL AND TAX OR OTHER COUNSEL BEFORE SIGNING.


                       AGREEMENT TO AMEND/EXTEND CONTRACT

                                                            Date: April 19, 2002
                                                                 ---------------

RE:      Contract dated January 29, 2002 between

         Roger Hurst
         AspenBio, Inc.
(Buyer) and

         Urban Group, LLC, a Colorado limited liability company

(Seller), relating to the sale and purchase of the following described real estate in the County of Douglas, Colorado:

         Lot 1, Brookside Business, Centex, Filing #5
         Town of Castle Rock, County of Douglas, State of Colorado State of Colorado

         Final Plat to be recorded the week of April 16 - 19, 2002, prior to closing.

known as No.

TBD South Perry Street. Castle Rock, CO 80104,                       (property).
--------------------------------------------------------------------
Street Address                 City          State         Zip

Buyer and Seller hereby agree to amend the aforesaid contract as follows:
Section 2c. Dates and Deadlines.

Item No. Reference      Event                                                 Date or Deadline
-------- -------------- ----------------------------------------------------- ----------------
   1     Section 5a     Loan Application Deadline                                   n/a

   2     Section 5b     Loan Commitment Deadline                                    n/a

   3     Section 5c     Buyer's Credit Information Deadline                         n/a

   4     Section 5c     Disapproval of Buyer's Credit Deadline                      n/a

   5     Section 5d     Existing Loan Documents Deadline                            n/a

   6     Section 5d     Objection to Existing Loan Deadline                         n/a

   7     Section 5d     Approval of Loan Transfer Deadline                          n/a

   8     Section 6a     Appraisal Deadline                                          n/a

   9     Section 7a     Title Deadline                                              n/a

   10    Section 7a     Survey Deadline                                             n/a

   11    Section 7b     Document Request Deadline                                   n/a

   12    Section 7c,
         Section 8a     Governing Documents & Title Objection Deadline              n/a

   13    Section 8b     Off-Record Matters Deadline                                 n/a

   14    Section 8b     Off-Record Matters Objection Deadline                       n/a

   15    Section 8e     Right Of First Refusal Deadline                             n/a

   16    Section 10     Seller's Property Disclosure Deadline                       n/a

   17    Section 10a    Inspection Objection Deadline                               n/a

   18    Section 10b    Resolution Deadline                                         n/a

   19    Section 11     Closing Date                                                n/a

   20    Section 16     Possession Date                                             n/a

   21    Section 16     Possession Time                                             n/a

   22    Section 28     Acceptance Deadline Date                                    n/a

   23    Section 28     Acceptance Deadline Time                                    n/a

Other dates or deadlines set forth in said contract shall be changed as follows:

         n/a
--------------------------------------------------------------------------------

Additional amendments:

1. EARNEST MONEY. The Earnest Money Promissory Note in the amount of $50,000.00 shall be redeemed by the Purchaser, by April 19, 2002.

2. ASSIGNMENT. This contract shall be assigned to AspenBio, Inc., Roger Hurst, President.

3. PURCHASE PRICE ADJUSTMENT. The final price of the lot shall be based upon an ALTA/ACSM Land Title Survey dated February 26, 2002 and shall be $5.00 per square foot. The revised total price shall be $655,578.00.




All other terms and conditions of said contract shall remain the same.

This proposal shall expire unless accepted in writing, by Buyer and Seller, as evidenced by their signatures below, and the offering party receives notice of acceptance on or before _________ _________.



         Urban Group, LLC
         a Colorado limited liability company
SELLER'S SIGNATURE                                        Date
                  --------------------------------------        -----------
         By:      Don Weaver, President


BUYER'S SIGNATURE                                         Date
                  --------------------------------------         ----------
         Roger Hurst, President

         AspenBio, Inc.
BUYER'S SIGNATURE                                         Date
                  --------------------------------------         ----------
         By:  Roger Hurst, President